                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: MARCH 16, 2001


                          INTERSIL HOLDING CORPORATION

               (Exact name of registrant as specified in charter)

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

       DELAWARE                              000-29617                              59-3590018
 (State of Incorporation)                (Commission File Number)        (I.R.S. Employer Identification Number)
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          7585 Irvine Center Drive, Suite 100, Irvine, California 92618
               (Address of Principal Executive Offices) (Zip Code)

                                 (949) 341-7062
              (Registrant's telephone number, including area code)

ITEM 2.  DISPOSITION OF ASSETS.

         On March 16, 2001, Intersil Corporation (the "Company"), a Delaware corporation and a wholly-owned subsidiary of Intersil Holding Corporation, a Delaware corporation ("Intersil"), sold its Discrete Power products group to Fairchild Semiconductor Corporation, a Delaware corporation ("Fairchild"), for a purchase price of $338 million in cash and the assumption by Fairchild of certain liabilities of the products group. A copy of the press release issued by Intersil announcing the closing of this transaction is filed as an exhibit hereto, and is hereby incorporated by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         (a)  Financial Statements
              Not Applicable

         (b)  Pro Forma Financial Information

              Unaudited Pro Forma Consolidated Statement of Operations for the 26 Weeks Ended 12/29/2000

              Unaudited Pro Forma Consolidated Statement of Operations for the 46 Weeks Ended 06/30/2000

              Unaudited Pro Forma Consolidated Balance Sheet as of December 29, 2000

              Note to Unaudited Pro Forma Financial Information



         (c)  Exhibits

         99.1-        Press Release issued by Intersil on March 19, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INTERSIL HOLDING CORPORATION



Date:  March __, 2001             By:  DANIEL J. HENEGHAN
                                       ------------------
                                      Daniel J. Heneghan
                                      Vice President, Chief Financial Officer
                                       and Assistant Secretary

                         PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma consolidated financial information for the Company gives effect to the March 16, 2001 sale of its Discrete Power products group to Fairchild. The unaudited pro forma consolidated balance sheet as of December 29, 2000 is presented as if the transaction had occurred as of that date. The unaudited pro forma consolidated statements of operations for the 26 weeks ended December 29, 2000 and the 46 weeks ended June 30, 2000 are presented as if the transaction had occurred at the beginning of the earliest period presented.

         The pro forma consolidated financial information should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the period ended December 29, 2000. The pro forma information may not necessarily be indicative of what the Company's results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Company's results of operations or financial position for any future period or date.

                          INTERSIL HOLDING CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

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
                                                       Historical       Adjustments       Pro Forma
                                                       ----------       -----------       ---------
                                                                26 Weeks Ended 12/29/2000
                                                     -----------------------------------------------
REVENUE
Product Sales                                          $ 435,452        $(104,526)       $ 330,926
COSTS AND EXPENSES
Cost of product sales                                    229,664          (68,275)         161,389
Research and development                                  53,019           (6,107)          46,912
Selling, general and administrative                       69,576           (4,307)          65,269
Intangible amortization                                   16,504           (1,201)          15,303
In-process research and development                       25,440               --           25,440
                                                       ----------       ----------       ----------
Operating income                                          41,249          (24,636)          16,613
Interest expense                                           6,788              (61)           6,727
Interest income                                           (9,395)              --           (9,395)
                                                       ----------       ----------       ----------
Income before income taxes                                43,856          (24,575)          19,281
Income taxes (benefit)                                    30,759           (9,400)          21,359
                                                       ----------       ----------       ----------
NET INCOME (LOSS) FROM CONTINUING OPERATIONS           $  13,097        $ (15,175)       $  (2,078)
                                                       ==========       ==========       ==========

BASIC AND DILUTED LOSS PER SHARE:                                                        $   (0.02)
                                                                                         ==========
BASIC AND DILUTED WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING (IN MILLIONS):                                                           101.0
                                                                                         ==========
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


                          INTERSIL HOLDING CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                     Historical      Adjustments      Pro Forma
                                                     ----------      -----------      ---------
                                                            46 Weeks Ended 6/30/2000
                                                     -------------------------------------------
REVENUE
  Product Sales                                        $ 596,849        $(187,959)       $ 408,890

COSTS AND EXPENSES
  Cost of product sales                                  352,513         (122,314)         230,199
  Research and development                                69,456           (9,345)          60,111
  Selling, general and administrative                     97,227           (7,672)          89,555
  Intangible amortization                                 10,686           (2,057)           8,629
  In-process research and development                     20,239           (7,258)          12,981
  Other                                                    1,178               --            1,178
                                                       ---------        ---------        ---------
Operating income                                          45,550          (39,313)           6,237
  Loss on sale of Malaysian operation                     24,825               --           24,825
  Interest expense                                        41,924             (114)          41,810
  Interest income                                         (3,720)              --           (3,720)
                                                       ---------        ---------        ---------
  Loss before income taxes                               (17,479)         (39,199)         (56,678)
  Income taxes (benefit)                                    (289)         (14,994)         (15,283)
                                                       ---------        ---------        ---------
NET LOSS FROM CONTINUING OPERATIONS                    $ (17,190)       $ (24,205)       $ (41,395)
                                                      ==========       ==========       ==========

BASIC AND DILUTED LOSS PER SHARE:                                                        $   (0.54)
                                                                                         =========
BASIC AND DILUTED WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING (IN MILLIONS):                                                           76.7
                                                                                         =========
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

                          INTERSIL HOLDING CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

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
                                                                  Historical        Adjustments          Pro Forma
                                                                  ----------        -----------          ---------
                                                                               December 29,  2000
                                                                 -------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents                                         $   352,597        $   338,000        $   690,597
Trade receivables, less allowances for collection loss                123,979                 --            123,979
Inventories                                                           126,198            (42,120)            84,078
Prepaid expenses                                                       10,569               (304)            10,265
Deferred income taxes                                                  27,756                 --             27,756
                                                                  -----------        -----------        -----------
Total Current Assets                                                  641,099            295,576            936,675
Other Assets
Property, plant and equipment, less allowances for                    235,559           (102,306)           133,253
depreciation
Intangibles, less accumulated amortization                            307,183            (15,234)           291,949
Other                                                                  45,927                 --             45,927
                                                                  -----------        -----------        -----------
Total Other Assets                                                    588,669           (117,540)           471,129
                                                                  -----------        -----------        -----------
Total Assets                                                      $ 1,229,768        $   178,036        $ 1,407,804
                                                                  ===========        ===========        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Trade payables                                                    $    43,209        $        --        $    43,209
Retirement plan accruals                                                5,507                 --              5,507
Accrued compensation                                                   28,203             (2,187)            26,016
Accrued interest and sundry taxes                                       6,684                 --              6,684
Other accrued items                                                    26,039                 --             26,039
Distributor reserves                                                    8,002             (1,773)             6,229
Unearned service income                                                     6                 --                  6
Long-term debt--current portion                                           484               (410)                74
                                                                  -----------        -----------        -----------
Total Current Liabilities                                             118,134             (4,370)           113,764
Other Liabilities
Deferred income taxes                                                  35,632                 --             35,632
Long-term debt                                                         64,966             (3,597)            61,369
Shareholders' Equity
Preferred Stock, $1,000 par value, 100,000 shares
authorized, no shares issued or outstanding                                --                 --                 --
Class A Common Stock, $.01 par value, voting; 300,000,000
shares authorized, 68,099,740 shares issued and outstanding
at December 29, 2000                                                      680                 --                680
Class B Common Stock, $.01 par value, non-voting;
300,000,000 shares authorized, 37,206,996 shares issued and
outstanding at December 29, 2000                                          372                 --                372
Additional paid-in capital                                          1,051,213                 --          1,051,213
Retained earnings (deficit)                                           (35,699)           186,003            150,304
Unearned compensation                                                  (3,857)                --             (3,857)

Accumulated other comprehensive (loss) income                          (1,673)                --             (1,673)
                                                                  -----------        -----------        -----------
Total Shareholders' Equity                                          1,011,036            186,003          1,197,039
                                                                  -----------        -----------        -----------
Total Liabilities and Shareholders' Equity                        $ 1,229,768        $   178,036        $ 1,407,804
                                                                  ===========        ===========        ===========
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

NOTE TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The pro forma adjustments reflect the disposition of the Company's
Discrete Power products group for a total cash consideration of $338.0 million.
The pro forma adjustments to the consolidated balance sheet as of December 29, 2000 includes the effect of the receipt of cash and the reduction of the relative assets and liabilities acquired by the purchaser. Included in the retained earnings adjustment is the resulting estimated gain to be recognized on the disposition, net of applicable income taxes, as if the transaction occurred on August 14, 1999. The estimated gain to be recognized on the transaction has been excluded from the pro forma consolidated statements of operations.

         Historically, the Company has allocated certain expenses for corporate functions from central cost centers. The pro forma adjustments reflect the removal of these allocated expenses from the Discrete Power products group and the add back to the Company.

                                             EXHIBIT INDEX
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
Exhibit No.                           Description
- -----------                           -----------
99.1                                  Press Release issued by Intersil on March 19, 2001.
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